UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  September 5, 2012

CopyTele, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                  1-11254                                                                     11-2622630

                  (Commission File Number)                                       (IRS Employer Identification No.)

        900 Walt Whitman Road, Melville, NY                                                                     11747

      (Address of Principal Executive Offices)                                                                (Zip Code)

           (631) 549-5900

          (Registrant’s Telephone Number, Including Area Code)

            (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Option Re-pricing

On September 5, 2012,  the Executive Committee (the “Executive Committee”) of the Board of Directors of CopyTele, Inc. (the “Company”)  approved a re-pricing of options to purchase a total of 1,840,000 shares of the Company’s common stock granted under the Company’s 2003 Share Incentive Plan, which were granted from May 11, 2004 to October 8, 2009 with exercise prices ranging from $0.65 to $1.46  and are held by 11 persons, including nine employees, one employee director and one non-employee director.  Pursuant to the re-pricing, the option agreements were unilaterally amended by the Executive Committee to reduce the exercise price of each option to $0.145, which was the closing sales price of the Company’s common stock on September 4, 2012. The number of shares, the vesting commencement date and the length of the vesting period, and expiration period for each of these options were not altered.

The following stock option grants and related stock option agreements issued to the Company’s executive officers and directors are affected by the re-pricing:

		Old	New
Grant	# of	Option	Option	Exercise	Expiration
Date	Shares	Price	Price	Date	Date
Henry P. Herms
5/11/04	5,000	$0.81	$0.145	9/5/12	5/10/04
10/26/04	70,000	$1.04	$0.145	9/5/12	10/25/04
6/1/06	50,000	$0.83	$0.145	9/5/12	5/31/16
11/12/07	75,000	$1.17	$0.145	9/5/12	11/11/17
10/8/09	100,000	$0.92	$0.145	9/5/12	10/7/19
	300,000

George Larounis
10/26/04	60,000	$1.04	$0.145	9/5/12	10/25/14
6/1/06	120,000	$0.83	$0.145	9/5/12	5/31/16
11/13/07	60,000	$1.21	$0.145	9/5/12	11/12/17
10/8/09	60,000	$0.92	$0.145	9/5/12	10/7/09
	300,000

            The foregoing description of the re-pricing does not purport to be complete and is qualified in its entirety by reference to the full text of the form of re-pricing letter, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)       Exhibits.

10.1     Form of Repricing Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: September 11, 2012                                          By: /s/ Lewis H. Titterton, Jr.

Lewis H. Titterton, Jr.

                                                                                    Chairman of the Board and

                                                                                    Chief Executive Officer

  EXHIBIT INDEX

Exhibit No.                 Description

   10.1                          Form of Repricing Letter.